Exhibit 10.2

PNM Resources, Inc.

4,300,000

6.75% Equity Units

Underwriting Agreement

March 23, 2005

Banc of America Securities LLC
9 West 57th Street
New York, New York 10019

J.P. Morgan Securities Inc.
277 Park Avenue
New York, New York 10172

Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036
        as Representatives of the Underwriters
        listed in Schedule II hereto

Ladies and Gentlemen:

PNM Resources, Inc., a New Mexico corporation (the Company), hereby confirms its agreement with you, as underwriters (the Underwriters), for whom Banc of America Securities LLC, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated are acting as representatives (the Representatives), with respect to the issuance and sale by the Company and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of 4,300,000 6.75% Equity Units of the Company (the Equity Units), set forth in Schedule II attached hereto, and with respect to the grant by the Company to the Underwriters, acting severally and not jointly, of the option described in Section 2(b) hereof to purchase all or any part of 645,000 additional Equity Units.  The aforesaid 4,300,000 Equity Units (the Initial Securities) to be purchased by the Underwriters and all or any part of the 645,000 Equity Units subject to the option described in Section 2(b) hereof (the Option Securities) are hereinafter called, collectively, the Securities.

Each Security will have a stated amount of $50 and will initially be comprised of (a) a purchase contract (a Purchase Contract) under which the holder will purchase from the Company on or before May 16, 2008 a number of shares (the Issuable Common Stock) of common stock, no par value, of the Company (the Common Stock) calculated as set forth in the Purchase Contract and Pledge Agreement (each as defined herein) and (b) a 1/20 undivided beneficial interest in a Senior Note, Series A initially due May 16, 2010 (the Senior Notes) of the Company having a principal amount of $1,000.

In accordance with the terms of the Purchase Contract and Pledge Agreement to be dated as of March 30, 2005 (the Purchase Contract and Pledge Agreement) among the Company, JPMorgan Chase Bank, N.A., as purchase contract agent (the Purchase Contract Agent) and U.S. Bank National Association, as collateral agent, custodial agent and securities intermediary (the Collateral Agent), the Senior Notes constituting a part of the Securities will be pledged by the Purchase Contract Agent, on behalf of the holders of the Securities, to the Collateral Agent for the benefit of the Company, pursuant to the Purchase Contract and Pledge Agreement to secure the holders' obligation to purchase the Issuable Common Stock under the Purchase Contracts.  The rights and obligations of a holder of Securities in respect of Senior Notes (subject to the pledge thereof) and Purchase Contracts will initially be evidenced by a Corporate Units Certificate (as defined in the Purchase Contract and Pledge Agreement).

The Senior Notes will be issued pursuant to an Indenture, dated as of March 15, 2005, and a Supplemental Indenture No. 1, dated as of March 30, 2005, establishing the terms of the Senior Notes (collectively, the Indenture) in each case, between JPMorgan Chase Bank, N.A., as trustee (the Trustee), and the Company.

Pursuant to a Remarketing Agreement (the Remarketing Agreement) described in the Prospectus (as defined herein) and to be dated as of March 30, 2005 among the Company, the Purchase Contract Agent and Banc of America Securities LLC, to act each as the reset agent and the remarketing agent (together, the Remarketing Agent), the Senior Notes will be remarketed, subject to certain terms and conditions.

As used in this Agreement, Transaction Documents shall mean, collectively, the Purchase Contract and Pledge Agreement, the Indenture and the Remarketing Agreement.

1.         Representations and Warranties of Company.  The Company represents and warrants to the several Underwriters as of the date hereof, as of the Closing Date referred to in Section 3(b) hereof and as of each Date of Delivery (as defined below), if any, referred to in Section 2(b) hereof, and covenants and agrees with the several Underwriters that:

(a)        Filing of Registration Statement and any Preliminary Prospectus with SEC.  The Company meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the 1933 Act), and has filed with the Securities and Exchange Commission (the SEC) the Registration Statements (as defined below) and each Preliminary Prospectus (as defined below) relating to the Securities and the Issuable Common Stock, if any, required to be filed pursuant to Rule 424 under the 1933 Act; and the Registration Statements have been declared effective by the SEC under the 1933 Act and meet the requirements set forth in paragraph (a)(1)(ix) or (a)(1)(x) of Rule 415 under the 1933 Act and comply in all other material respects with such Rule 415.  No stop order suspending the effectiveness of the Registration Statements or any part thereof has been issued under the 1933 Act and no proceedings for that purpose have been instituted or threatened by the SEC, and any request on the part of the SEC for additional information has been complied with by the Company.  For purposes of this Agreement, the following terms used herein shall have the following meanings:  (i) Registration Statements, collectively, shall mean the registration statement on Form S-3 (No. 333-106080) and the registration statement on Form S-3 (No. 333-121059) (the Second Registration Statement), in each case, filed by the Company with the SEC for the registration under the 1933 Act of certain securities of the Company, including the Securities and the Issuable Common Stock, as amended and supplemented to the date of this Agreement and including the exhibits thereto, and shall be deemed to include the Incorporated Documents (as defined below) as of the date hereof; (ii) Incorporated

Documents shall mean the documents filed by the Company with the SEC under the Securities Exchange Act of 1934, as amended (the 1934 Act), that are, or are deemed to be, incorporated by reference in the Preliminary Prospectus or the Prospectus pursuant to Item 12 of Form S-3 under the 1933 Act; (iii) Preliminary Prospectus shall mean (A) the combined prospectus included in the Second Registration Statement prior to the initial Effective Date (as defined below) with respect to the Second Registration Statement, or (B) any supplement to the combined prospectus included in the Second Registration Statement at the initial Effective Date with respect to the Second Registration Statement, as such prospectus may be amended or supplemented as of the date thereof, used in connection with the offering and sale of the Securities and the Issuable Common Stock (other than in making confirmations of sales of the Securities) filed with the SEC pursuant to Rule 424 under the 1933 Act, and shall in each case be deemed to include the Incorporated Documents; and (iv) Effective Date with respect to each Registration Statement shall mean the later of (x) the date or time that such Registration Statement or any post-effective amendment thereto was declared effective by the SEC under the 1933 Act and (y) the date that the Company's most recent Annual Report on Form 10-K was filed with the SEC under the 1934 Act.  For purposes of this Agreement, the words "amend," "amendment," "amended," "supplement" or "supplemented" with respect to the Registration Statement or the Prospectus shall mean (i) amendments or supplements to the Registration Statement or the Prospectus and (ii) Incorporated Documents, in each case filed with the SEC or sent to prospective purchasers of the Securities after the date of this Agreement and prior to the completion of the distribution of the Securities and the Issuable Common Stock; provided, however, that any supplement to the prospectus included in the Second Registration Statement at the initial Effective Date with respect to the Second Registration Statement, as such prospectus may be amended or supplemented, filed with the SEC pursuant to Rule 424(b) under the 1933 Act with respect to an offering of securities of the Company other than the Securities and the Issuable Common Stock shall not be deemed to be a supplement to, or a part of, the Prospectus.

(b)        Registration Statements; Prospectus; Incorporated Documents. (i)  The Registration Statements, at their respective Effective Dates, any Preliminary Prospectus, when delivered to the Underwriters for their use in marketing the Securities and the Issuable Common Stock, and the Prospectus, at the time it is filed with the SEC pursuant to Rule 424(b) under the 1933 Act and when delivered to you for your use in making confirmations of sales of the Securities, complied and will comply, as the case may be, in all material respects with the applicable requirements of the 1933 Act, the Trust Indenture Act of 1939, as amended (the 1939 Act), and, in each case, the rules and regulations of the SEC thereunder; (ii) the Registration Statements, at their respective Effective Dates, did not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (iii) the Prospectus, at the time it is filed with the SEC pursuant to Rule 424(b) under the 1933 Act, when delivered to you for your use in making confirmations of sales of the Securities and at the Closing Date (and, if any Option Securities are purchased, at each Date of Delivery), will not, and any Preliminary Prospectus, when delivered to you for your use in marketing the Securities and the Issuable Common Stock, did not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (iv) each Incorporated Document, at the time it was or is filed with the SEC, or at the time it became or becomes effective, pursuant to the 1934 Act, complied and will comply, as the case may be, in all material respects with the applicable requirements of the 1934 Act and the rules and regulations of the SEC thereunder and, at such times, did not contain and will not contain, as the case may be, an untrue statement of a material fact and did not omit and will not omit, as the case may be, to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that, in the case of clauses (i), (ii) and (iii) above, the Company makes no representation or warranty as to information you furnish in writing to the Company expressly for use in the Prospectus, which for purposes of this Agreement shall be deemed to consist solely of the statements set forth in the sixth paragraph, concerning the terms of the offering by the Underwriters, the fourth sentence of the seventh paragraph, the tenth and eleventh paragraphs, and the third and fourth sentences of the twelfth paragraph, concerning over-allotment and stabilizing transactions by the Underwriters, in each case, under the caption "Underwriting" in the Prospectus (collectively, the Underwriter Information). For purposes of this Agreement, Prospectus shall mean the combined prospectus included in the Second Registration Statement at the initial Effective Date with respect to the Second Registration Statement, as such prospectus may be amended or supplemented (including by Incorporated Documents) as of the date hereof, including by a supplement thereto specifying the terms of the Securities and the Issuable Common Stock and the plan of distribution thereof (the Prospectus Supplement), as first filed with the SEC pursuant to Rule 424(b) under the 1933 Act.

(c)        Due Incorporation and Qualification of the Company and its Subsidiaries.  The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized with full corporate power and authority to own its properties and conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification where the failure to be so qualified would, individually or in the aggregate, reasonably be expected to cause a material adverse change in the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business (a Material Adverse Change).  Each significant subsidiary (as defined in Rule 405 under the 1933 Act) of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own its properties and conduct its business as described in the Prospectus; each such subsidiary is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification where the failure to be so qualified would, individually or in the aggregate, reasonably be expected to cause a Material Adverse Change; and all of the issued and outstanding capital stock of each such subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable, and all of such capital stock is owned by the Company, directly or indirectly, free from liens, encumbrances and defects of title, with the exception of the outstanding preferred stock of Public Service Company of New Mexico, which is owned by third parties.

(d)        Holding Company Status. The Company is a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended (the 1935 Act), and it is registered as such under the 1935 Act.

(e)        Securities. The Securities (comprised of the Purchase Contracts and the Senior Notes) have been duly authorized by the Company, and when authenticated (as applicable), issued and delivered in the manner provided in the relevant Transaction Document and delivered against payment of the purchase price therefor as provided herein, will constitute valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent transfer or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law).

(f)         Transaction Documents.  At the Closing Date and each Date of Delivery, each of the Transaction Documents will have been duly authorized, executed and delivered by the Company, and, assuming due authorization, execution and delivery by the other parties thereto, will constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent transfer or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law).

(g)        Conformity to Description.  The Securities (comprised of the Purchase Contracts and the Senior Notes), the Issuable Common Stock and each of the Transaction Documents will conform in all material respects to the descriptions thereof contained in the Prospectus.

(h)        1939 Act Qualification.  Each of the Indenture and the Purchase Contract and Pledge Agreement has been duly qualified under the 1939 Act.

(i)         Material Adverse Change. Since the date of the most recent financial statements incorporated by reference in the Prospectus, there has been no Material Adverse Change, except as set forth in or contemplated by the Prospectus.

(j)         Agreement.  This Agreement has been duly authorized, executed and delivered by the Company.

(k)        Investment Company Act.  The Company is not, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company," or an entity "controlled" by an "investment company" which is required to be registered under the Investment Company Act of 1940, as amended.

(l)         Regulatory Approvals; No Other Consents Required.  An appropriate order has been entered by the SEC under the 1935 Act (the 1935 Act Order), authorizing the transactions contemplated by the Transaction Documents and this Agreement; the 1935 Act Order is in full force and effect and is not subject to any pending appeal or request for rehearing or reconsideration; the 1935 Act Order is sufficient to authorize the issuance and sale of the Securities and the Issuable Common Stock by the Company pursuant to the Transaction Documents and this Agreement; and no further consent, approval, authorization, filing with or order of any court or governmental agency or body is required for the issue and sale of the Securities and the Issuable Common Stock by the Company or the consummation by the Company of the transactions contemplated by this Agreement or the Transaction Documents, except such as have been obtained under the 1933 Act and the 1939 Act, such as will be obtained under the 1934 Act, such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities and the Issuable Common Stock by the Underwriters in the manner contemplated herein and in the Prospectus and the filing of a Rule 24 certificate pursuant to the 1935 Act Order.

(m)      No Conflicts. Neither the issue and sale of the Securities and the Issuable Common Stock, the compliance by the Company with all of the provisions of the Securities, the Transaction Documents and this Agreement, nor the consummation of the transactions herein and therein contemplated, will conflict with, result in a breach or violation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, (i) the charter or by-laws of the Company or any of its subsidiaries or (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or any of its subsidiaries is a party or bound or to which its or their property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its subsidiaries or any of its or their properties; the execution, delivery and performance of the Transaction Documents and this Agreement will not require the approval or consent of any holder or trustee of any debt or other obligations or securities of the Company which will not have been obtained.

(n)        Financial Statements. The consolidated financial statements and schedules of the Company and its consolidated subsidiaries incorporated by reference in the Prospectus and the Registration Statements present fairly in all material respects the financial condition, results of operations and cash flows of the Company as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the 1933 Act and the rules and regulations thereunder and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein). The selected financial data set forth under the caption "Prospectus Supplement Summary-Summary Financial Data" in the Prospectus fairly present, on the basis stated in the Prospectus, the information included therein.

(o)        Litigation.  No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property is pending or, to the best knowledge of the Company, threatened that (i) could reasonably be expected to have a material adverse effect on the performance of this Agreement or the Transaction Documents or the consummation of any of the transactions contemplated hereby or thereby or (ii) could reasonably be expected to cause a Material Adverse Change, except as set forth in or contemplated by the Prospectus; and no labor disturbance by or dispute with the employees of the Company exists or is, to the best knowledge of the Company, threatened or is imminent that could reasonably be expected to cause a Material Adverse Change, except as set forth in or contemplated by the Prospectus.

(p)        Compliance.  The Company owns or leases all such properties as are necessary to the conduct of its operations as presently conducted; the Company is not in non-compliance with any term or condition of, nor has failed to obtain and maintain in effect, any license, certificate, permit or other governmental authorization required for the ownership or lease of its property or the conduct of its business, which violation, non-compliance or failure, individually or in the aggregate, could reasonably be expected to cause a Material Adverse Change, except as set forth in or contemplated by the Prospectus; and the Company has not received notice of any proceedings relating to the revocation or material modification of any such license, certificate, permit or other authorization.

(q)        No Defaults. Neither the Company nor Public Service Company of New Mexico is in violation or default of (i) any provision of its charter or bylaws or (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject.  Neither the Company nor Public Service Company of New Mexico is in violation or default of any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its subsidiaries or any of its or their properties, as applicable, which violation or default, individually or in the aggregate, could reasonably be expected to cause a Material Adverse Change.

(r)        Independent Registered Public Accountants. Deloitte & Touche LLP (the Accountants), who have audited certain consolidated financial statements of the Company and its consolidated subsidiaries and delivered their report with respect to such audited consolidated financial statements and schedules incorporated by reference in the Prospectus, are independent registered public accountants with respect to the Company within the meaning of the 1933 Act and the applicable published rules and regulations thereunder.

(s)        Capital Stock.  The Company has an authorized capitalization as set forth in the Prospectus and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; and the shares of Issuable Common Stock have been duly and validly authorized and reserved for issuance by the Company and, when issued and delivered in accordance with the provisions of the Purchase Contract and Pledge Agreement, will be duly and validly issued, fully paid and non-assessable and will conform in all material respects to the description of the Common Stock contained in the Prospectus and the issuance of the Issuable Common Stock will not be subject to any preemptive or other similar right.

(t)         Pledge.  The Purchase Contract and Pledge Agreement will create, as collateral security for the performance when due by the holders from time to time of the Securities of their respective obligations under the Purchase Contracts, a valid security interest (as defined in the Uniform Commercial Code, as adopted and in effect in the State of New York) in favor of the Collateral Agent for the benefit of the Company, in the right, title and interest of such holders in the securities and other assets and interests pledged to the Collateral Agent pursuant to the Purchase Contract and Pledge Agreement.

(u)        Environmental Matters.  Except as described in the Prospectus, each of the Company and its subsidiaries (i) is in compliance with any and all applicable federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (Environmental Laws), (ii) has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and (iii) is in compliance with all terms and conditions of any such permit, license or approval, except where such non-compliance with Environmental Laws or failure to receive, or comply with the terms and conditions of required permits, licenses or approvals, would not, individually or in the aggregate, reasonably be expected to cause a Material Adverse Change.

(v)        Accounting Controls and Disclosure Controls.  The Company and its subsidiaries maintain (x) systems of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences and (y) disclosure controls and procedures (as defined in Rule 13a-15(e) under the 1934 Act).

(w)       Sarbanes-Oxley.  To the best of its knowledge, the Company is in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act of 2002 (the Sarbanes-Oxley Act) that are effective and the rules and regulations of the SEC that have been adopted and are effective thereunder.

(x)        Acquisition of TNP Enterprises, Inc.  The Company has no reason to believe that (i) any representation or warranty made by SW Acquisition, L.P. (SW Acquisition) in Article III of the Stock Purchase Agreement dated as of July 24, 2004 between the Company and SW Acquisition (as amended, the Acquisition Agreement) is untrue or incorrect in any material respect or (ii) SW Acquisition will be unable to deliver the certificates as specified in Sections 7.02(a) and 7.02(b) of the Acquisition Agreement.

(y)        Consolidated Capitalization.  As of the date of the financial statements filed with the Company's most recent Quarterly Report on Form 10-Q or Annual Report on Form 10-K, each of the Company and Public Service Company of New Mexico had common equity of at least thirty percent (30%) of "consolidated capitalization" (within the meaning of the 1935 Act Order).

(z)        Ratings.  As of the date of this Agreement, the Company does not have any outstanding securities that are rated by any nationally recognized statistical rating organization (within the meaning of the 1935 Act Order).

Any certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.

2.         Purchase and Sale.

(a)        Initial Securities.  Upon the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter and each Underwriter agrees, at the time and place herein specified, to purchase from the Company, severally and jointly, at the purchase price per Initial Security set forth in Schedule I attached hereto, the number of Initial Securities set forth in Schedule II opposite the name of such Underwriter.

(b)        Option Securities.  In addition, on the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriters, severally and not jointly, to purchase up to an additional 645,000 Equity Units at the purchase price per Option Security set forth in Schedule I.  The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part, from time to time, for the sole purpose of covering sales of Securities in excess of the aggregate number of Initial Securities, upon written notice by the Underwriters to the Company on any business day during such 30-day period setting forth the number of Option Securities as to which the several Underwriters are exercising the option and the time and date of payment and delivery for such Option Securities.  Any such time and date of delivery (each, a Date of Delivery) shall be determined by the Underwriters, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Date (as defined herein).  If the option is exercised as to all or any portion of the Option Securities, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Securities then being purchased which the number of Initial Securities set forth in Schedule II opposite the name of such Underwriter bears to the total number of Initial Securities, subject in each case to such adjustments as the Underwriters in their discretion shall make to eliminate any sales or purchases of fractional shares.  For purposes of this Agreement, "business day" means any day on which the New York Stock Exchange, Inc. (the NYSE) is open for bidding.

3.         Offering; Payment and Delivery of Securities.

(a)        Offering.  The Representatives have advised the Company that the Underwriters propose to make a public offering of the Securities as soon after the effectiveness of this Agreement as in their judgment is advisable.  The Representatives have further advised the Company that the Underwriters will offer the Securities to the public at the initial public offering price per Security set forth in Schedule I.  The Underwriters agree to pledge, through the Purchase Contract Agent, to the Collateral Agent, on behalf of the initial purchasers of the Securities, the Senior Notes underlying the Securities with respect to which the Company and the Underwriters have entered into Purchase Contracts.  Such pledge shall be effected by the delivery to the Collateral Agent, through the Purchase Contract Agent, of the Senior Notes to be pledged at the Closing Date or any Date of Delivery in accordance with the Purchase Contract and Pledge Agreement.

(b)        Payment and Delivery of Securities. Payment of the purchase price for, and delivery of certificates for, the Initial Securities shall be made at the offices of Pillsbury Winthrop LLP, New York, New York, or at such other place as shall be agreed upon by the Underwriters and the Company, at 9:00 a.m. (New York City time) on the fourth business day after the date hereof, or such other time not later than ten business days after such date as shall be agreed upon by the Underwriters and the Company (such time and date of payment and delivery being herein called the Closing Date).

In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Underwriters and the Company, on each Date of Delivery as specified in the written notice from the Underwriters to the Company.

Payment shall be made to the Company by wire transfer of immediately available funds to a bank account designated by the Company, against delivery to J.P. Morgan Securities Inc. Incorporated for the respective accounts of the Underwriters of certificates for the Securities to be purchased by them in book-entry form through the facilities of The Depository Trust Company (DTC).  It is understood that each Underwriter has authorized J.P. Morgan Securities Inc. to execute this Agreement on its behalf, to the extent applicable, and, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial Securities and the Option Securities, if any, which it has agreed to purchase.  J.P. Morgan Securities Inc., individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial Securities or the Option Securities, if any, to be purchased by any Underwriter whose funds have not been received by the Closing Date or any Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.

The Securities to be purchased by each Underwriter hereunder will be represented by one or more definitive global Securities in book-entry form, which will be deposited by or on behalf of the Company with DTC or its designated custodian.  The certificates for the Initial Securities and the Option Securities, if any, will be made available for examination and packaging by the Underwriters in New York City not later than 10:00 a.m. (New York City time) on the business day prior to the Closing Date or any Date of Delivery, as the case may be.

4.         Covenants of Company.  The Company covenants and agrees with the several Underwriters that:

(a)        Filing of Prospectus.  The Company will promptly transmit copies of the Prospectus, and any amendments or supplements thereto, in a form approved by the Underwriters, to the SEC for filing pursuant to Rule 424(b) under the 1933 Act.

(b)        Copies of Registration Statements and Prospectus; Notice of Stop Orders.  The Company will deliver to the Underwriters and to Pillsbury Winthrop LLP (Underwriters' Counsel) (i) one conformed copy of each Registration Statement as originally filed, including copies of exhibits thereto (other than any exhibits incorporated by reference therein), (ii) conformed copies of any amendments and supplements to each Registration Statement, including copies of the Incorporated Documents (other than exhibits thereto), and (iii) a conformed copy of each consent and certificate included or incorporated by reference in, or filed as an exhibit to, each Registration Statement as so amended and supplemented; prior to 10:00 a.m., New York City time, on the business day next succeeding the date of this Agreement and from time to time as soon as practicable thereafter, the Company will deliver to the Underwriters as many copies of the Prospectus as amended or supplemented as the Underwriters may reasonably request for the purposes contemplated by the 1933 Act; the Company will promptly advise the Underwriters of the issuance of any stop order under the 1933 Act with respect to the Registration Statements (as amended or supplemented) or the institution of any proceedings therefor, or the suspension of the qualification of the Securities or the Issuable Common Stock for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, of which the Company shall have received notice or otherwise have knowledge prior to the completion of the distribution of the Securities and the Issuable Common Stock; and the Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to secure the prompt removal thereof.

(c)        Filing of Amendments or Supplements.  During the period when a prospectus relating to any of the Securities or the Issuable Common Stock is required to be delivered under the 1933 Act by any Underwriter or any dealer, the Company will not file any amendment or supplement to the Registration Statements, the Prospectus (or any other prospectus relating to the Securities or the Issuable Common Stock filed pursuant to Rule 424(b) under the 1933 Act that differs from the Prospectus as filed pursuant to such Rule 424(b)) or any Incorporated Document to which any Underwriter or Underwriters' Counsel shall object.

(d)        Compliance with 1933 Act.  During the period when a prospectus relating to any of the Securities or the Issuable Common Stock is required to be delivered under the 1933 Act by any Underwriter or any dealer, the Company will comply, at its own expense, with all requirements imposed by the 1933 Act, as now and hereafter amended, and by the rules and regulations of the SEC thereunder, as from time to time in force, so far as necessary to permit the continuance of sales of or dealing in the Securities and the Issuable Common Stock during such period in accordance with the provisions hereof and as contemplated by the Prospectus.

(e)        Certain Events and Amendments or Supplements.  If, during the period when a prospectus relating to any of the Securities or the Issuable Common Stock is required to be delivered under the 1933 Act by any Underwriter or any dealer, (i) any event relating to or affecting the Company or of which the Underwriters shall advise the Company in writing shall occur as a result of which, in the opinion of the Underwriters or the Company, the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) it shall be necessary to amend or supplement the Registration Statements or the Prospectus to comply with the 1933 Act, the 1934 Act or the 1939 Act or the rules and regulations of the SEC thereunder, the Company will forthwith at its expense prepare and furnish to the Underwriters a reasonable number of copies of such amendment or supplement that will correct such statement or omission or effect such compliance.  Neither the Underwriters' consent to, nor the Underwriters' delivery of, any such amendment or supplement prior to the Closing Date shall constitute a waiver of any of the conditions set forth in Section 5 hereof.

(f)         Blue Sky Qualifications.  During the period when a prospectus relating to any of the Securities or the Issuable Common Stock is required to be delivered under the 1933 Act by any Underwriter or any dealer, the Company will furnish such proper information as may be lawfully required and otherwise cooperate in qualifying the Securities and the Issuable Common Stock for offer and sale under the securities or blue sky laws of such jurisdictions as the Underwriters may reasonably designate and will file and make in each year such statements or reports as are or may be reasonably required by the laws of such jurisdictions; provided, however, that the Company shall not be required to qualify as a foreign corporation, qualify as a dealer in securities or file a general consent to service of process under the laws of any jurisdiction.

(g)        Earning Statement.  In accordance with Rule 158 under the 1933 Act, the Company will make generally available to its security holders and to holders of the Securities, as soon as practicable, an earning statement (which need not be audited) in reasonable detail covering the 12 months beginning not later than the first day of the month next succeeding the month in which occurred the effective date (within the meaning of Rule 158 under the 1933 Act) of the Second Registration Statement.

(h)        Exchange Act Documents; Ratings Notification.  During the period when a prospectus relating to any of the Securities or the Issuable Common Stock is required to be delivered under the 1933 Act by any Underwriter or any dealer, the Company will file promptly all documents required to be filed with the SEC pursuant to Section 13(a), 13(c), 14 or 15(d) of the 1934 Act; and the Company will promptly notify the Underwriters of any written notice given to the Company by any "nationally recognized statistical rating organization" within the meaning of Rule 436(g)(2) under the 1933 Act (a Rating Agency) of any decrease or intended decrease in any rating of any securities of the Company or of any intended change in any such rating that does not indicate the direction of the possible change of any such rating, in each case by any such Rating Agency.

(i)         Restriction on Sale of Securities.  During a period of 90 days from the date of the Prospectus Supplement, the Company shall not, directly or indirectly, without the prior written consent of the Representatives, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap, or any other agreement or any transaction, that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise.  The foregoing sentence shall not apply to (A) the Securities and the Issuable Common Stock, (B) any shares of Common Stock issued by the Company upon the exercise of an option or warrant or the conversion or exchange of a security outstanding on the date hereof, (C) any shares of Common Stock issued or options to purchase Common Stock granted pursuant to existing employee benefit plans of the Company, (D) any shares of Common Stock issued pursuant to any nonemployee director stock plan or dividend reinvestment and stock repurchase plan in effect on the date hereof, (E) Common Stock offered or sold by the Company in connection with its proposed acquisition of TNP Enterprises, Inc., and (F) the issuance and sale by the Company of up to 3,910,000 shares of Common Stock pursuant to that certain underwriting agreement between the Company and Banc of America Securities LLC,  Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC, as representatives of the underwriters named therein, dated the same date hereof.

(j)         Payment of Expenses.  Whether or not any sale of the Securities is consummated, the Company will pay or cause to be paid the following:  (i) the fees, disbursements and expenses of counsel for the Company and the Accountants in connection with the registration of the Securities and the Issuable Common Stock under the 1933 Act and all other expenses in connection with the preparation, printing and filing of the Registration Statements, any Preliminary Prospectus and the Prospectus and amendments or supplements thereto and the mailing and delivering of copies thereof to you and any dealers; (ii) the cost of printing or producing this Agreement and the Transaction Documents, any blue sky memorandum, closing documents (including any compilations thereof) and other documents in connection with the offering, purchase, sale and delivery of the Securities and the Issuable Common Stock; (iii) all expenses (not to exceed $5,000) in connection with the qualification of the Securities and the Issuable Common Stock for offering and sale under state securities laws as provided in Section 4(f) hereof, including the fees and disbursements of Underwriters' Counsel in connection with such qualification and in connection with any such blue sky memorandum; (iv) the fees and expenses incurred in connection with the listing of the Securities and the Issuable Common Stock on the NYSE; (v) the cost of preparing the Securities and the Issuable Common Stock; (vi) the fees and disbursements of the Trustee, the Purchase Contract Agent, the Collateral Agent and the Remarketing Agent, any agent thereof and the fees and expenses of counsel thereof; (vii) any fees charged by securities ratings services for rating the Company or any of the Company's securities; (viii) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review, if any, by the National Association of Securities Dealers, Inc. (the NASD) of the terms of the sale of the Securities; (ix) any fees payable to DTC in connection with the delivery of the Securities; (x) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing and offering of the Securities, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show; and (xi) all other costs and expenses incident to the performance of the Company's obligations hereunder that are not otherwise specifically provided for in this Section 4(j); but, if for any reason the Securities are not delivered by or on behalf of the Company as provided herein (other than due to a default by the Underwriters), the Company will reimburse the Underwriters for all out-of-pocket expenses, including fees and disbursements of Underwriters' Counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Securities, but the Company shall then be under no further liability to the Underwriters with respect to the Securities except as provided in this Section 4(j) and Section 6 hereof.  It is understood that, except as provided in this Section 4(j) and Section 6 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of Underwriters' Counsel and any advertising expenses in connection with any offers the Underwriters may make.

(k)        Listing.  The Company will use its best efforts to effect the listing of the Securities and the Issuable Common Stock on the NYSE, including the registration thereof, as applicable, under the 1934 Act.

(l)         Use of Proceeds.  The Company will use the net proceeds from the issuance and sale of the Securities in the manner described in the Prospectus under "Use of Proceeds".

(m)      Issuable Common Stock.  The Company will reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Issuable Common Stock for the purpose of enabling the Company to satisfy any obligations to issue shares of its Issuable Common Stock pursuant to the Purchase Contracts.

(n)        Electronic Version of Company Logos.  The Company will, upon request of any Underwriter, furnish, or cause to be furnished, to such Underwriter an electronic version of the Company's trademarks, servicemarks and corporate logo for use on the website, if any, operated by such Underwriter for the purpose of facilitating the on-line offering of the Securities (the License); provided, however, that the License shall be used solely for the purpose described above, is granted without any fee and may not be assigned or transferred.

(o)        Sarbanes-Oxley Act.  The Company will continue to comply with all applicable securities and other applicable laws, rules and regulations, including, without limitation, the Sarbanes-Oxley Act, and will use its best efforts to cause the Company's directors and officers, in their capacities as such, to comply with such laws, rules and regulations, including, without limitation, the provisions of the Sarbanes-Oxley Act.

(p)        Anti-manipulation.  The Company will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the 1934 Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

5.         Conditions to Underwriters' Obligations.  The obligations of the several Underwriters under this Agreement shall be subject to the condition that all representations and warranties of the Company contained in this Agreement are, at and as of the Closing Date, true and correct, the condition that the Company shall have performed all of its obligations hereunder on or prior to the Closing Date and the following additional conditions:

(a)        Filing of Prospectus with SEC; No Stop Order; Regulatory Orders in Full Force and Effect.  The Prospectus, and any supplements thereto, shall have been filed with the SEC within the time period prescribed for such filing by Rule 424(b) under the 1933 Act and in accordance with Section 4(a) hereof; all requests for additional information on the part of the SEC shall have been complied with to the reasonable satisfaction of the Underwriters; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the SEC; and the 1935 Act Order shall be in full force and effect and sufficient to authorize the transactions contemplated by this Agreement and the Transaction Documents.

(b)        Opinion of Underwriters' Counsel.  At the Closing Date, Underwriters' Counsel shall have furnished to you an opinion, dated the Closing Date, with respect to such matters as you may reasonably request, including an opinion that confirms the statements in the Prospectus under the caption "Certain United States Federal Income Tax Consequences", and Underwriters' Counsel shall have received such documents and information as it may reasonably request to enable it to pass upon such matters.  In rendering such opinion, such counsel (A) may rely as to matters involving the application of the laws of the State of New Mexico upon the opinion of Keleher & McLeod, P.A., counsel for the Company, rendered pursuant to Section 5(c)(1) hereof and (B) may rely as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company and public officials.

(c)        Opinion of Company Counsel.  (1)  At the Closing Date, Keleher & McLeod, P.A., counsel for the Company, shall have furnished to you an opinion, dated the Closing Date, in form and substance satisfactory to you, to the effect that:

(i)         the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of New Mexico, with full corporate power and authority to own its properties and conduct its business as described in the Prospectus and to enter into and to perform its obligations under, or as contemplated by, this Agreement and the Transaction Documents; and is duly qualified to do business as a foreign corporation in good standing under the laws of each jurisdiction which requires such qualification where the failure to be so qualified would, individually or in the aggregate, reasonably be expected to cause a Material Adverse Change;

(ii)        each significant subsidiary (as defined in Rule 405 under the 1933 Act) of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own its properties and conduct its business as described in the Prospectus; each such significant subsidiary is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification, where the failure to be so qualified would, individually or in the aggregate, reasonably be expected to cause a Material Adverse Change; and all of the issued and outstanding common stock of each such significant subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable, and all of such common stock is owned by the Company, directly or indirectly, and is, to the knowledge of such counsel after reasonable inquiry, free from liens, encumbrances and defects of title;

(iii)       to the knowledge of such counsel after reasonable inquiry, and except as set forth in or contemplated by the Prospectus, (x) no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property is pending or threatened that (i) could reasonably be expected to have a material adverse effect on the performance of this Agreement or the Transaction Documents or the consummation of any of the transactions contemplated hereby or thereby or (ii) could reasonably be expected to cause a Material Adverse Change; and (y) no labor disturbance by or dispute with the employees of the Company exists or is threatened or is imminent that could reasonably be expected to cause a Material Adverse Change;

(iv)       each of this Agreement and the Remarketing Agreement has been duly authorized, executed and delivered by the Company;

(v)        the Company has an authorized capitalization as set forth in the Prospectus; the shares of Issuable Common Stock have been duly and validly authorized and reserved for issuance by the Company and, when issued and delivered in accordance with the provisions of the Purchase Contract and Pledge Agreement against payment of the purchase price therefor, will be duly and validly issued and fully paid and non-assessable; and the issuance of the Issuable Common Stock will not be subject to any preemptive or other similar right;

(vi)       the Securities (comprised of the Purchase Contracts and the Senior Notes) have been duly authorized, executed and delivered by the Company and, assuming due payment by the Underwriters in accordance with the terms of this Agreement, the Securities (comprised of the Purchase Contracts and the Senior Notes) will constitute valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent transfer or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law), and the Purchase Contracts will be entitled to the benefits provided by the Purchase Contract and Pledge Agreement and the Senior Notes will be entitled to the benefits provided by the Indenture (subject to applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent transfer or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law);

(vii)      each of the Purchase Contract and Pledge Agreement and the Indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and binding instrument, enforceable against the Company in accordance with its terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent transfer or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law); each of the Indenture and the Purchase Contract and Pledge Agreement has been duly qualified under the 1939 Act;

(viii)      neither the issue and sale of the Securities and the Issuable Common Stock, the compliance by the Company with all of the provisions of the Securities, the Transaction Documents and this Agreement, nor the consummation of the transactions herein and therein contemplated, will conflict with, result in a breach or violation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its significant subsidiaries pursuant to, (i) the charter or by-laws of the Company or any of its significant subsidiaries or (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument known to such counsel after reasonable inquiry to which the Company or any of its significant subsidiaries is a party or bound or to which its or their property is subject, or (iii) any statute, law, rule, regulation or, to the knowledge of such counsel after reasonable inquiry, judgment, order or decree applicable to the Company or any of its significant subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its significant subsidiaries or any of its or their properties; the execution, delivery and performance of the Transaction Documents and this Agreement will not require the approval or consent of any holder or trustee of any debt or other obligations or securities of the Company which will not have been obtained;

(ix)       the Company is not and after the application of the proceeds from the sale of the Securities as described in the Prospectus, will not be, an "investment company," or an entity "controlled" by an investment company, as such terms are defined in the Investment Company Act of 1940, as amended;

(x)        except as may be required under the 1935 Act and the Federal Power Act (as to which such counsel shall not be required to express an opinion), no consent, approval, authorization, filing with or order of any court or governmental agency or body is required for the issue and sale of the Securities and the Issuable Common Stock by the Company or the consummation by the Company of the transactions contemplated by this Agreement or the Transaction Documents, except such as have been obtained under the 1933 Act, and the 1939 Act, such as will be obtained under the 1934 Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities and the Issuable Common Stock by the Underwriters in the manner contemplated herein and in the Prospectus (as to which such counsel shall not be required to express an opinion);

(xi)       the Registration Statements, at their respective Effective Dates, and the Prospectus, at the time it was filed with the SEC pursuant to Rule 424(b) under the 1933 Act (except in each case as to financial statements and other financial or statistical data contained or incorporated by reference therein, upon which such counsel need not pass), complied as to form in all material respects with the requirements of the 1933 Act and the 1939 Act and the respective rules and regulations of the SEC thereunder; each Incorporated Document as originally filed pursuant to the 1934 Act (except as to financial statements and other financial or statistical data contained or incorporated by reference therein, upon which such counsel need not pass) complied as to form when so filed in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC thereunder; each Registration Statement has become, and on the Closing Date is, effective under the 1933 Act and, to the best of such counsel's knowledge, no proceedings for a stop order with respect thereto are threatened or pending under Section 8 of the 1933 Act; and nothing has come to the attention of such counsel that has caused it to believe that the Registration Statements (except as to financial statements and other financial or statistical data contained or incorporated by reference therein, upon which such counsel need not pass), at their respective Effective Dates, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (except as to financial statements and other financial or statistical data contained or incorporated by reference therein, upon which such counsel need not pass), at the time it was filed with the SEC pursuant to Rule 424(b) under the 1933 Act or on the Closing Date, included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

(xii)      the statements set forth in the Prospectus under the captions "Description of the Equity Units," "Description of the Purchase Contracts," "Certain Provisions of the Purchase Contracts and the Purchase Contract and Pledge Agreement," "Description of the Senior Notes," "Description of Debt Securities" and "Description of Capital Stock," insofar as they purport to constitute a summary of the terms of the Securities and the Issuable Common Stock, are accurate summaries in all material respects.

In rendering such opinion, such counsel may rely (A) as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company and public officials, and (B) as to matters involving the application of the laws of the State of New York upon the opinion of Underwriters' Counsel, rendered pursuant to Section 5(b) hereof.  Such counsel's opinion may further state that it is addressed to the Underwriters and is rendered solely for their benefit and may not be relied upon in any manner by any other person (other than Underwriters' Counsel as to certain matters involving the application of the laws of the State of New Mexico in their respective opinions to the Underwriters on the date of such opinions) without such counsel's prior written consent.  References to the Prospectus in this Section 5(c)(1) include any supplements thereto at the Closing Date.

(2)        At the Closing Date, (i) Troutman Sanders LLP, special counsel for the Company, shall have furnished to you an opinion, dated the Closing Date, in form and substance satisfactory to you, as to the 1935 Act Order and (ii) Hogan & Hartson L.L.P., special counsel for the Company, shall have furnished to you an opinion, dated the Closing Date, in form and substance satisfactory to you, as to the absence of approvals required under the Federal Power Act in connection with the transactions contemplated by this Agreement and the Transaction Documents.

(d)        Letters of Accountants.  On the date of this Agreement, and at the Closing Date, the Accountants shall have furnished to the Underwriters letters, dated the date of this Agreement and the Closing Date, respectively, in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the 1933 Act and the rules and regulations of the SEC thereunder with respect to the Company and its subsidiaries and stating in effect that:

(i)         in the opinion of the Accountants, the consolidated financial statements and schedules included or incorporated by reference in the Prospectus and audited by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1934 Act and the respective rules and regulations of the SEC thereunder; and

(ii)        on the basis of a reading of the unaudited consolidated financial statements included or incorporated by reference in the Prospectus and the latest available interim unaudited consolidated financial statements of the Company, the performance of the procedures specified by the American Institute of Certified Public Accountants for a review of any such financial statements as described in Statement on Auditing Standards No. 100, inquiries of officials of the Company responsible for financial and accounting matters and a reading of the minutes of meetings of the stockholders and the Board of Directors of the Company and the Audit Committee thereof through a specified date not more than five days prior to the date of the applicable letter, nothing came to the attention of the Accountants that caused them to believe that:  (A) any material modification should be made to the unaudited consolidated financial statements included or incorporated by reference in the Prospectus for them to be in conformity with generally accepted accounting principles or any such financial statements do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act or the 1934 Act and the respective rules and regulations of the SEC thereunder; (B) for the period from the date of the latest consolidated financial statements included or incorporated by reference in the Prospectus through the date of the most recent available consolidated financial statements of the Company and at a subsequent date not more than five days prior to the date of such letter, there were any decreases in total consolidated operating revenues, operating income or net income as compared with the comparable period of the preceding year; or (C) at the date of the most recent available financial statements of the Company and at a subsequent date not more than five days prior to the date of such letter, there was any change in the capital stock of the Company, any increase in long-term debt of the Company, any decrease in consolidated net current assets (working capital) of the Company or any decrease in common stockholders' equity of the Company as compared with the amounts shown in the most recent consolidated balance sheet included or incorporated by reference in the Prospectus, except in all instances for changes, increases or decreases that the Prospectus discloses have occurred or may occur; or, in each such case, for changes, increases or decreases that are described in such letter that are reasonably satisfactory to you.

Such letter shall also cover such other matters as you shall reasonably request, including but not limited to the Company's "Management's Discussion and Analysis of Financial Condition and Results of Operations" contained in the Company's financial statements included or incorporated by reference in the Prospectus and any other information of an accounting or financial nature included or incorporated by reference therein that is derived from the accounting records of the Company.

(e)        No Material Changes.  (i)  Neither the Company nor any of its subsidiaries shall have sustained, since the date of the most recent audited consolidated financial statements incorporated by reference in the Prospectus, any loss or interference with their business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in the Prospectus, and (ii) since the respective dates as of which information is given in the Prospectus, there shall not have been any change, or any development involving a prospective change, in the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, otherwise than as described in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), in the sole judgment of the Representatives, is so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated by the Registration Statements and the Prospectus or to enforce contracts for the sale of any Securities.

(f)         Approval of Listing.  At the Closing Date, the Securities and the Issuable Common Stock shall have been approved for listing on the NYSE, subject only to official notice of issuance.

(g)        Lock-up Agreements.  At the date of this Agreement, the Underwriters shall have received an agreement substantially in the form of Exhibit A attached hereto signed by the persons listed on Schedule III attached hereto.

(h)        Nonoccurrence of Certain Events.  On or after the date of this Agreement, there shall not have occurred any of the following: (i) a suspension or limitation of trading in securities of the Company or generally on the New York Stock Exchange, the American Stock Exchange or the Nasdaq Stock Market or any setting of minimum or maximum prices for trading thereon; (ii) a general moratorium on commercial banking activities in New York, New York declared by the relevant authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iii) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war; or (iv) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, which, in the case of either clause (iii) or (iv) in the sole judgment of the Representatives, makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus or to enforce contracts for the sale of any of the Securities.

(i)         Officers' Certificate.  At the Closing Date, the Company shall have furnished or caused to be furnished to the Underwriters a certificate, dated the Closing Date, of (i) the chief executive officer, the President or any Senior Vice President of the Company and (ii) the Treasurer of the Company in which such officers shall state that the representations and warranties of the Company in this Agreement are true and correct in all material respects at and as of the Closing Date, and that the Company has complied with all agreements and has satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date and that, subsequent to the respective dates as of which information is given in the Prospectus, there has been no Material Adverse Change, otherwise than as described in the Prospectus.

(j)         Ratings.  (1) Moody's Investors Service, Inc. and Standard & Poor's Ratings Services shall have publicly assigned to the Senior Notes ratings of at least "Baa3" and "BBB-", respectively and the Representatives shall have received satisfactory evidence to that effect at the Closing Date, (2) ratings at least at those "Baa3" and "BBB-" levels shall be in full force and effect at the Closing Date and any Date of Delivery and (3) between the date of this Agreement and the Closing Date or any Date of Delivery, (i) no downgrading, withdrawal or suspension shall have occurred in the rating accorded the Company or any of the Company's securities by any Rating Agency and (ii) no Rating Agency shall have publicly announced that it has under surveillance or review, with negative implications, its rating of the Company or any of the Company's securities.

(l)         Conditions to Purchase of Option Securities.  In the event that the Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Company contained herein and the statements in any certificates furnished by the Company or any subsidiary hereunder shall be true and correct as of each Date of Delivery and, at such Date of Delivery, the Underwriters shall have received:

(i)         Officers' Certificate.  A certificate, dated such Date of Delivery, of (x) the chief executive officer, the President or any Senior Vice President of the Company and (y) the Treasurer of the Company confirming that the certificate delivered at the Closing Date pursuant to Section 5(i) hereof remains true and correct as of such Date of Delivery.

(ii)        Opinions of Company Counsel.  The favorable opinions of Keleher & McLeod, Troutman Sanders LLP and Hogan & Hartson L.L.P., each in form and substance satisfactory to you, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as their respective opinions required by Section 5(c) hereof.

(iii)       Opinion of Underwriters' Counsel.  The favorable opinion of Underwriters' Counsel, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(b) hereof.

(iv)       Bring-down Letter of Accountants.  A letter from the Accountants, in form and substance satisfactory to the Underwriters and dated such Date of Delivery, substantially in the same form and substance as the letter furnished to the Underwriters pursuant to Section 5(d) hereof, except that the "specified date" in the letter furnished pursuant to this paragraph shall be a date not more than five business days prior to such Date of Delivery.

(m)      Other Documents and Certificates.  At the Closing Date and each Date of Delivery, if any, Underwriters' Counsel shall have been furnished with all such documents, certificates and opinions as Underwriters' Counsel may reasonably request and that are customary for transactions of a similar nature, and of which the Company has been notified in writing prior to the date hereof, in order to evidence the accuracy and completeness of any of the representations, warranties, certificates or other written statements of the Company provided to the Underwriters pursuant to this Agreement, the performance of any of the covenants of the Company, or the fulfillment of any of the conditions herein contained.  All proceedings taken by the Company at or prior to the Closing Date or any Date of Delivery in connection with the authorization, issuance and sale of the Securities as contemplated by this Agreement, including, without limitation, the execution of this Agreement, shall be reasonably satisfactory in form and substance to the Underwriters and Underwriters' Counsel.

In case any of the conditions specified above in this Section 5 shall not have been fulfilled, this Agreement may be terminated by you at any time on or prior to the Closing Date or any Date of Delivery, as the case may be, upon mailing or otherwise delivering written notice thereof to the Company.  Any such termination shall be without liability of either party to the other party except as otherwise provided in Section 4(j) hereof and except for any liability under Section 6 hereof.

6.         Indemnification and Contribution

(a)        The Company agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls each Underwriter within the meaning of either the 1933 Act or the 1934 Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the 1933 Act, the 1934 Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statements as originally filed or in any amendment thereof, or in the Prospectus, any Preliminary Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with the Underwriter Information. This indemnity agreement will be in addition to any liability which the Company may otherwise have.  The indemnity agreement of the Company contained in this Section 6(a) and the representations and warranties of the Company contained in Section 1 hereof shall remain operative and in full force and effect, regardless of any investigation made by the Underwriters or on the Underwriters' behalf or any such controlling person, and shall survive delivery of the Securities.

(b)        Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the 1933 Act or the 1934 Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to the Underwriter Information.  The Underwriters' indemnity agreement contained in this Section 6(b) shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Company or any such controlling person, and shall survive delivery of the Securities.

(c)        Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 6, promptly notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraphs (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraphs (a) or (b) above.  The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party.  Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party.  An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

(d)        In the event that the indemnity provided in paragraphs (a) or (b) of this Section 6 is unavailable to or insufficient to hold harmless an indemnified party for any reason, then each indemnifying party shall severally contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively Losses) to which such indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand, and by the Underwriters on the other hand from the offering of the Securities; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder.  If the allocation provided by the immediately preceding sentence is unavailable for any reason, each indemnifying party shall severally contribute to the Losses to which such indemnified party may be subject in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and of the Underwriters in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations.  Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by it and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Prospectus.  Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company on the one hand, or the Underwriters on the other hand, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.  The Company and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above.  Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Underwriters' obligations to contribute as provided in this paragraph (d) are several in proportion to their respective underwriting commitments and not joint.  For purposes of this Section 6, each person who controls an Underwriter within the meaning of either the 1933 Act or the 1934 Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the 1933 Act or the 1934 Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

7.         Representations, Warranties and Agreements to Survive Delivery.  The respective indemnities, agreements, representations, warranties and other statements of the Company and the Underwriters, as set forth in this Agreement or made by or on behalf of the Company or the Underwriters, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of the Underwriters, any of their officers, directors, employees, agents or other representatives or controlling persons, or the Company, any officer or director of the Company who signed the Registration Statements or any controlling person of the Company, and shall survive delivery of and payment for the Securities.

8.         Notices.  All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telefaxed and confirmed to:

Banc of America Securities LLC,
9 West 57th Street
New York, New York 10019
Attention:  David McSweeney
Facsimile: (312) 974-9027

J.P. Morgan Securities Inc.
277 Park Avenue
New York, New York 10172
Attention:  Equity Capital Markets
Facsimile: (212) 622-8358

Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036
Attention:  Rizvan Dhalla
Facsimile: (212) 507-4093

or, if sent to the Company, will be mailed, delivered or telefaxed and confirmed to:

PNM Resources, Inc.
Alvarado Square
Albuquerque, New Mexico  87158
Attention: Treasurer
Facsimile: (505) 241-2369

9.         Default by an Underwriter.  If any one or more Underwriter or Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the principal amount of Securities set forth opposite their names in Schedule II hereto bears to the aggregate principal amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate principal amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate principal amount of Securities set forth in Schedule II hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Underwriting Agreement will terminate without liability to any nondefaulting Underwriter or the Company.  In the event of a default by any Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected.  Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder. The term Underwriter for purposes of this Agreement includes any such person substituted for the defaulting Underwriter.  Notwithstanding any termination pursuant to this Section 9, the provisions of Sections 4(j), 6, 7 and 11 hereof shall remain in effect.

10.       Miscellaneous.  The rights and duties of the parties to this Agreement shall, pursuant to New York General Obligations Law Section 5-1401, be governed by the law of the State of New York.   This Agreement shall be binding upon, and inure solely to the benefit of, the Company and the Underwriters except to the extent provided in Section 6(e) hereof, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement.  No person who purchases any of the Securities from the Underwriters shall be deemed a successor or assign by reason merely of such purchase.  This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.  The word "or" shall not be exclusive, and all references in this Agreement to the words "herein," "hereof," "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Section or subdivision hereof, and the captions to such Sections and subdivisions are for convenience only and shall not affect the construction hereof.  The Company is authorized, subject to applicable law, to disclose any and all aspects of this potential transaction that are necessary to support any U.S. federal income tax benefits expected to be claimed with respect to such transaction, without the Underwriters imposing any limitation of any kind.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company the enclosed duplicate hereof, whereupon this Agreement will become a binding agreement between the Company and the Underwriters in accordance with its terms.

                                                                                         Very truly yours,

                                                                                         PNM Resources, Inc.

                                                                         By:   /s/ John R. Loyack

                                                                                         Name: John R. Loyack
                                                                                         Title:   Senior Vice President and Chief Financial Officer

Accepted as of the date hereof:

Banc of America Securities LLC
J.P. Morgan Securities Inc.
Morgan Stanley & Co. Incorporated

            as Representatives of the Underwriters listed on Schedule II hereto

By:  Banc of America Securities LLC

By:        /s/ S. David McSweeney

            Name: S. David McSweeney
            Title:   Managing Director

By:  J.P. Morgan Securities Inc.

By:         /s/  Paul A. Ohern

            Name: Paul A. Ohern
            Title:   Vice President

By:  Morgan Stanley & Co. Incorporated

By:          /s/  David Schwarzbach

            Name: David Schwarzbach
            Title:   Executive Director

For themselves and the other several Underwriters
named in Schedule II to the foregoing Underwriting Agreement.

SCHEDULE I

            1.         The initial public offering price per Security shall be $50.00.

            2.         The purchase price per Security to be paid by the several Underwriters shall be $48.50, being an amount equal to the initial public offering price set forth above less $1.50 per Security.

SCHEDULE II

Name of Underwriter	Number of Initial Securities

Banc of America Securities LLC..................................	831,552
J.P. Morgan Securities Inc............................................	875,318
Morgan Stanley & Co. Incorporated..............................	831,552
Citigroup Global Markets Inc.........................................	470,483
Merrill Lynch, Pierce Fenner & Smith Incorporated......	470,483
Wachovia Capital Markets, LLC...................................	470,483
U.S. Bancorp Investments, Inc.....................................	131,298
RBC Capital Markets Corporation................................	120,356
Wells Fargo Securities, LLC.........................................	65,649
BOSC, Inc.....................................................................	32,826
Total........................................................................	4,300,000

SCHEDULE III

List of persons subject to lock-up

Directors

Adelmo E. Archuleta
Robert G. Armstrong
Julie A. Dobson
Manuel T. Pacheco
Robert M. Price
Bonnie S. Reitz
Jeffry E. Sterba
Joan B. Woodard

Executive officers

Alice A. Cobb
John R. Loyack
Patrick T. Ortiz
Eddie Padilla, Jr.
William J. Real
Hugh W. Smith
Thomas G. Sategna

Exhibit A

March 23, 2005

Banc of America Securities LLC
9 West 57th Street
New York, New York 10019

J.P. Morgan Securities Inc.
277 Park Avenue
New York, New York 10017

Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036

as Representatives of the Underwriters
named in the below-referenced Equity Units
Underwriting Agreement

Banc of America Securities LLC
9 West 57th Street
New York, New York 10019

Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036

Wachovia Capital Markets, LLC
One Wachovia Center
301 South College Street
Charlotte, North Carolina 28288-8905

as Representatives of the Underwriters
named in the below-referenced Equity
Underwriting Agreement

Re:      Proposed Public Offerings by PNM Resources, Inc.

Ladies and Gentlemen:

The undersigned, a stockholder of PNM Resources, Inc., a New Mexico corporation (the "Company"), understands that (i) Banc of America Securities LLC, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated, as Representatives (the "Equity Units Representatives"), propose to enter into an Underwriting Agreement (the "Equity Units Underwriting Agreement") with the Company in connection with the Company's public offering of the Company's equity units, and (ii) Banc of America Securities LLC, Morgan Stanley & Co. Incorporated and

Wachovia Capital Markets, LLC, as Representatives (together with the Equity Units Representatives, the "Representatives"), propose to enter into an Underwriting Agreement (the "Equity Underwriting Agreement" and, together with the Equity Units Underwriting Agreement, the "Underwriting Agreements" and each, an "Underwriting Agreement") with the Company, in connection with the Company's public offering of shares of the Company's common stock, no par value (the "Common Stock").  In recognition of the benefit that such offerings will confer upon the undersigned as a stockholder and an officer and/or director of the Company subject to the reporting requirements of Section 16 of the Securities Exchange Act of 1934, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each underwriter named in the Underwriting Agreements that, during a period of 90 days from the date of each Underwriting Agreement, the undersigned will not, without the prior written consent of the Representatives, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any shares of Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or file any registration statement under the Securities Act of 1933, as amended, with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise.

Very truly yours,

Signature:

Print Name:

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